UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2009

Discovery Communications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Discovery Place, Silver Spring, Maryland		20910
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	240-662-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Discovery Communications, Inc. will issue a press release providing an overview of financial results for its second quarter of 2009 on Tuesday, August 4, 2009 at 7 a.m. ET.

A one-hour conference call with Discovery management will follow beginning at 8:30 a.m. ET. The conference call will be available live as a listen-only webcast at: www.discoverycommunications.com. The domestic toll-free dial-in number is 800-901-4513, passcode 72964793. The international dial-in number is +1-617-786-4513, passcode 72964793.

The call will be archived on the web site approximately one hour after its conclusion, and will be available for telephone playback until August 18, 2009. The domestic toll-free replay number is 888-286-8010, and the international replay number is +1-617-801-6888. Replay listeners must enter conference ID number 86213196.

Item 9.01 Financial Statements and Exhibits.

Exhibit
99.1 Press Release dated June 29, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

June 29, 2009	By:	/s/ Joseph A. LaSala, Jr.

Name: Joseph A. LaSala, Jr.
Title: Senior EVP, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 29, 2009